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                                                                    EXHIBIT 99.4

                              FIRSTAR CORPORATION
                               COMMON STOCK PROXY
                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD      DAY,             , 2000

    The undersigned appoints Jerry A. Grundhofer and Jennie P. Carlson, or either of them, with power of substitution to each, as attorney and proxy and authorizes either of them to represent the undersigned at the Special Meeting of
Shareholders of Firstar Corporation to be held at                     on
day,             , 2000 at      [a.m.] [p.m.] eastern time, and at any
applicable adjournment or postponement thereof, and to vote, as designated below, all shares of Common Stock of Firstar Corporation held as of record by
the undersigned on             , 2000 and which the undersigned would be
entitled to vote at such Special Meeting, revoking all former proxies.

 THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN AND THIS PROXY IS PROPERLY RETURNED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. PLEASE SIGN, DATE AND RETURN THIS PROXY
                       FORM USING THE ENCLOSED ENVELOPE.

IF YOU DO NOT VOTE BY TOUCH TONE PHONE OR INTERNET, PLEASE VOTE, SIGN THIS PROXY
          ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           (SEE REVERSE SIDE TO VOTE)
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           FIRSTAR NOW OFFERS THREE WAYS FOR YOU TO VOTE YOUR PROXY.

   AS A SHAREHOLDER, YOU CAN NOW HELP YOUR COMPANY SAVE BOTH TIME AND EXPENSE
         BY VOTING THIS PROXY OVER THE INTERNET OR BY TOUCH TONE PHONE.

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            OPTION 1:               Call toll free [1-800-214-9752] using a touch tone phone 24
        VOTE BY TELEPHONE           hours a day, 7 days a week. You will be asked to enter the information listed below. Then, if you wish to vote as
                                    recommended by the Board of Directors, simply press 1.
                                    That's all there is to it . . . end of call. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts. THERE IS NO CHARGE FOR THIS CALL.
                                    DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE.
                                    YOU CONTROL NUMBER IS: [                    ]
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            OPTION 2:               Access [www.voteyourproxy.com]. Follow the simple
       VOTE ON THE INTERNET         instructions. DO NOT RETURN YOUR PROXY CARD IF YOU VOTE ON
                                    THE INTERNET.
                                    YOUR PROXY NUMBER IS: [                    ]
                                    YOUR ISSUE NUMBER IS: [                    ]
                                    YOUR ACCOUNT NUMBER IS: [                    ]
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            OPTION 3:               If you do not wish to vote by touch tone phone or the
       MAIL YOUR PROXY CARD         Internet, please complete and return the proxy card.
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          [GRAPHIC OF TELEPHONE]         [GRAPHIC OF PERSONAL COMPUTER]
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              FIRSTAR CORPORATION SPECIAL MEETING OF SHAREHOLDERS
                               DAY,             , 2000

1. Approval of the Agreement and Plan of Merger, dated as of October 3, 2000, as amended as of October 23, 2000, by and between Firstar Corporation and U.S. Bancorp, and of the transactions contemplated thereby.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. With discretionary power upon any and all other business that may properly come before the meeting and upon matters incident to the conduct of the meeting.

Date:
------------------------------------------------                  No. of Shares:
------------------------------------------------

Check appropriate box and indicate changes below:
------------------------------------------------

Address change?  / /

Name change?  / /
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                                                     SIGNATURE(S) IN BOX

                                              Please sign exactly as your name
                                              appears on this proxy, giving your
                                              fill title if signing as attorney
                                              or fiduciary. If shares are held
                                              jointly, each joint owner should
                                              sign. If a corporation, please
                                              sign in full corporate name by
                                              duly authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.